UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12
Digital Insight Corporation
(Name of Registrant as Specified in its Charter)
Intuit Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Intuit Inc.
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Digital Insight Corporation
Commission File No.: 000-27459
The following is a slide presentation given on November 30, 2006 during a conference call with analysts and others announcing Intuit Inc.’s definitive agreement to acquire Digital Insight Corporation. This slide presentation was posted on Intuit’s website at www.intuit.com

Cautions About Forward-Looking Statements This presentation includes "forward-looking statements" which are subject to safe harbors created under the U.S. federal securities laws. All statements included in this presentation that address activities, events or developments that Intuit and Digital Insight expect, believe or anticipate will or may occur in the future are forward looking statements, including: statements about the potential benefits of the proposed transaction to Intuit, including the ability to address new markets and offer new solutions; the potential benefits of the proposed acquisition to financial institutions and their customers and to small businesses; the expected results of the business in the future; the expected closing of the proposed transaction; the expected financial impact of the transaction on Intuit; and Intuit's plans for financing the transaction. All forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks and uncertainties include: the risk that the transaction is not consummated or is not consummated within the expected timeframe; the risk that the expected benefits of the proposed acquisition are not realized; the risk that disruption from the transaction may make it more difficult to maintain relationships with customers, employees, partners or suppliers; the risk that future products and services may not be successful or achieve broad market acceptance; and the risk that Intuit will not be able to successfully integrate Digital Insight's market opportunities, technology, personnel and operations and achieve planned synergies. For information regarding other related risks, see discussion of risks and other factors in documents filed by Intuit and Digital Insight with the Securities and Exchange Commission (SEC) from time to time, including Digital Insight's Annual Report on Form 10-K for the year ended December 31, 2005 and report on Form 10-Q for the quarter ended September 30, 2006 as well as Intuit's Form 10-K for the year ended July 31, 2006. Forward-looking statements represent the judgment of the management of Intuit and Digital Insight as of the date of this release, and Intuit and Digital Insight disclaim any intent or obligation to update any forward-looking statements. Accretion and dilution calculated on non GAAP basis In estimating future accretion and dilution on a non GAAP basis, Intuit excludes share-based compensation expenses, amortization of purchased intangible assets, acquisition-related charges, net gains on marketable equity securities and other investments, gains and losses on disposals of businesses, certain discrete tax items and amounts related to discontinued operations from its GAAP earnings per share.

Additional Information About the Proposed Transaction and Where You Can Find It In connection with the proposed transaction, Digital Insight intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission ("SEC"). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF DIGITAL INSIGHT ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY DIGITAL INSIGHT WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, when available, and any other documents filed by Digital Insight with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, stockholders of Digital Insight may obtain free copies of the documents filed with the SEC by contacting Digital Insight's Investor Relations at 26025 Mureau Road, Calabasas, California 91302, Telephone: (818) 878-6615. You may also read and copy any reports, statements and other information filed by Digital Insight with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room. Digital Insight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight stockholders in favor of the proposed transaction. Certain executive officers and directors of Digital Insight have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options, benefits conferred under retention, severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available. In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Digital Insight's stockholders in favor of the approval of the proposed transaction. Information concerning Intuit's directors and executive officers is set forth in Intuit's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September 15, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov or by going to Intuit's Investor Relations Website at http://www.intuit.com/about_intuit/investors.

Agenda Transaction Highlights Digital Insight Business Model Strategic Rationale - Intuit + Digital Insight

Transaction Highlights Intuit to acquire Digital Insight for $39 per share... $1.35 billion fully diluted equity value 100% cash transaction, to be financed from existing cash and up to $1,000M debt financing... efficient deployment of capital given Intuit's balance sheet and strong cash flow generation Combination will accelerate Digital Insight's growth... developing new online banking solutions that will attract more financial institution clients, increase end-user adoption, and add new products & services Expected to be $0.02-0.03 dilutive to non-GAAP EPS in FY07, slightly accretive in FY08, and even more accretive longer-term Expected to close during first quarter of calendar 2007, subject to regulatory review, Digital Insight shareholder approval, and other customary closing conditions

Agenda Transaction Highlights Digital Insight Business Model Strategic Rationale - Intuit + Digital Insight

Digital Insight Overview Digital Insight is a leading provider of outsourced online banking applications to small and medium financial institutions Serves 1,760 financial institutions, with more than 38 million potential consumer and small business end-users 7.0 million online banking end-users (19% penetration) 1.7 million bill pay end-users (5% penetration) LTM revenue $238 million, non-GAAP operating income* $57 million Attractive business model with ~90% recurring revenue Financial highlights: *These are non-GAAP financial measures; see attached reconciliation.

Size of FI (Assets) Online Banking Model # of FIs DI Clients >$20bn In-house <100 ~10 $1bn - $20bn In-house or Outsourced 600 ~150 <$1bn Outsourced 17,500 ~1,600 Digital Insight's Market Focus Outsourced: hosted in data center In-house: licensed software implementation In-house: internally developed Three primary models for online banking delivery Digital Insight focuses on FIs with less than $20 billion in assets, the most attractive market segment based on propensity to outsource

Financial Highlights Revenue ($M) Non-GAAP Operating Income* ($M) *These are non-GAAP financial measures; see attached reconciliation.

Operating Metrics Consumer Online Banking End-Users (M) Penetration End-Users (M) Penetration Bill Pay 19% Penetration 5% Penetration

Bill Pay Growth Opportunity Average Monthly Revenue Per User Potential Digital Insight Revenue (at various bill pay penetration rates) Bill Pay Penetration 5% 15% 30%

Agenda Transaction Highlights Digital Insight Business Model Strategic Rationale - Intuit + Digital Insight

Strategic Rationale: Intuit + Digital Insight

Large, growing market	▪ Low penetration: only about 30% of consumers and small businesses use online banking today (Digital Insight: 19%)
Intuit & Digital Insight already market leaders	▪ Intuit: leading provider of financial management software for 12M consumers & 7M small businesses ▪ Digital Insight: leading provider of on-demand online banking for 1,760 FIs, 38M potential end-users, 7.0M end-users
Significant unmet consumer, small business, and FI needs	▪ Small business: underserved by consumer solutions, overserved by corporate business banking solutions ▪ Consumer: most online banking solutions today offer rudimentary functionality ▪ Financial institutions: seeking next-generation online banking solutions – want to serve small businesses but lack the tools
Intuit + Digital Insight can solve well together	▪ Intuit: Customer Driven Innovation, deep understanding of SMB & consumer financial management tasks ▪ Digital Insight: leading on-demand online banking platform, technology & relationships to deliver for combined business
Financially attractive business model	▪ On-demand model with ~90% recurring revenue ▪ Significant operating leverage with 57% gross margin

12
Intuit

Small Businesses Large, Growing Market (Forecast) Consumers (Households) Online banking is growing, yet penetration remains low, especially at the smaller financial institutions Digital Insight serves Online Banking Users (CAGR: 26%) Non- Consumption Online Banking Households Online Households All Households

Access to large user base (7MM SBs & 12M consumers) Best-in-class software applications... content Leading consumer and small business brands Expertise in financial management Extensive consumer & small business marketing expertise Access to large user base (38M potential end-users) Leading on-demand platform... distribution Leading online banking brand with financial institutions Expertise in online banking and bill payment Strong distribution & reach with banks, core processors Intuit & Digital Insight Already Leaders

Unmet Needs: Small Businesses Primary Financial Mgmt Method Primary Solution - Small & Simple Online Banking Manual Software Managing Payroll 97% OLB pentration' Penetration Diff FMSW Tot OLB + FMSW Diff Medium Red Dark Red Yellow Orange Brown Tan White Lt Gray Medium Gray Dark Gray Very Dark Gray Black Right Hash Mark Vertical Hash Mark Left Hash Mark Rain Pattern Bright Red Bright Yellow Bright Green Bright Light Blue Bright Dark Blue Pastel Red Pastel Yellow Pastel Green Pastel Light Blue Pastel Dark Blue Muted Red Muted Yellow Muted Green Muted Light Blue Muted Dark Blue Misc Green 1 Misc Green 2 Misc Green 3 Misc Green 4 Misc Green 5 White Black White Black Purple BrightRed BrightYellow BrightGreen BrightLightBlue BrightDarkBlue Fuchsia DarkPurple LightPurple Apply for a loan 1 7 6 0 1 6 Apply for MAS 1 9 8 0 1 8 Wire transfers 22 49 27 3 25 24 Transfer funds between institutions 26 57 31 2 28 29 Transfer funds between accounts 44 69 25 2 46 23 Check payments owed to you 14 89 75 24 38 51 Check if deposit cleared 58 89 31 2 60 29 Issue invoices 3 92 89 38 41 51 Make payroll payments 8 92 84 38 46 46 Check payments you owe 11 92 81 25 36 56 Track expenses 11 92 81 36 47 45 Review checks paid 49 94 45 11 60 34 Record sales 7 96 89 38 45 51 View account statements 44 96 52 10 54 42 Check available balances 59 96 37 6 65 31 View bills 9 97 88 25 34 63 Make payments 29 97 68 17 46 51 Making payroll payments 8 92 84 38 46 46 Making payments 29 97 68 17 46 51 Reviewing A/P 11 92 81 25 36 56 Tracking expenses 11 92 81 36 47 45 Issuing invoices 3 92 89 38 41 51 Recording sales 7 96 89 38 45 51 Tracking A/R 14 89 75 24 38 51 % of small and simple firms Tracking expenses Checking unpaid payments you owe Issuing invoices Checking unpaid pymts owed to you Making payments Recording sales 89% 92% 96% 92% 92% 92% Combining online banking and financial management software to address unmet needs of small businesses is the biggest opportunity 3.2M Main Street Firms 22M Small & Simple Firms

Consumer End-User Penetration (%) Digital Insight US Average Leading Banks Unmet Needs: Consumers Limitations of Today's Offerings Many solutions allow consumers only to perform basic tasks - check balances & view transactions Generally not designed for ease of use Typically "backward-looking" Significant opportunity to accelerate end-user adoption of consumer online banking solutions

Unmet Needs: Financial Institutions Existing & new solutions from Intuit + Digital Insight will enable financial institutions to reap greater benefits from online banking Attract New Users More Revenue from Existing Users New Services - Fee-Generating Potential Higher End-User Adoption of OLB Revenue Opportunity for FIs Driven By: Powerful, expanded functionality specifically for small businesses Access to leading small business point solutions (e.g. QBOE, payroll, payments) Enhanced solutions for consumers... Quicken + OLB Small business & consumer marketing expertise, brands Opportunity to switch from in-house to outsourced model with better solutions

Together, financial management software and online banking can solve small businesses' most important financial workflows Top Small Business Cash Management Workflows Estimating Invoicing Receiving Payments How Much Available to Spend? Paying Bills & Suppliers Managing Payroll Create Provide Agree Record Issue Track Accept Record Deposit Check balances Check txns Reconcile Identify Decide Pay Reconcile Calculate Pay File & pay taxes ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Online Banking + Money In Money Out Typical Bank ? ? Track Expenses Where am I spending? Control spending Project ? ? ? ? Fin. Mgt. SW ? ? ? Very painful Some pain Solves well ? Better Solutions for Small Businesses

Digital Insight Recurring Revenue Model Multiple Revenue Drivers New Products End User Fees Transaction Fees Monthly Fixed Fees Implementation Fees ~90% Recurring Revenue Low Customer Concentration Billed Monthly Licensed Other Hosted/ASP Remaining 1,700+ Clients Top 5 Clients (<10%)

Summary: Intuit + Digital Insight Powerful combination of two industry leaders to deliver next generation of online banking solutions Combination will accelerate Digital Insight's growth... developing new online banking solutions that will attract more financial institution clients, increase end-user adoption, and add new products & services Creates significant third growth engine for Intuit... financial institutions serving small businesses and consumers Intuit gains immediate access to critical mass of 1,760 financial institutions and 38 million potential end-users Increases recurring revenue and software-as-a-service mix Accretive to revenue growth and non-GAAP earnings starting in FY08

Non-GAAP/GAAP Reconciliation (in Millions)